UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20548


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2006


                          RIDGEWOOD ENERGY P FUND, LLC
             (Exact name of registrant as specified on its charter)


          Delaware                     000-51926               86-1133315
  (State of Incorporation)            (Commission             (IRS Employer
                                       File Number)            ID Number)


                   Registrant's address and telephone number:
                  1314 King Street, Wilmington, Delaware 19801
                                 (302) 888-7444


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.   Changes in Registrant's Certifying Accountant

         On July 12, 2006, Ridgewood Energy Corporation, Manager of the Ridgewood Energy P Fund, LLC (the "Fund") appointed Deloitte & Touche LLP ("Deloitte") as the Fund's independent registered public accounting firm.

         For the period beginning with the inception of the Fund and ended December 31, 2005, and through the date of the appointment of Deloitte as the independent registered public accounting firm of the Fund as set forth above, neither the Fund nor anyone on its behalf has consulted with Deloitte on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, in each case where a written report was provided or oral advice was provided that Deloitte concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         RIDGEWOOD ENERGY P FUND, LLC


Date: July 13, 2006                      By: /s/ Kathleen P. McSherry
                                             ----------------------------------
                                             Kathleen P. McSherry
                                             Senior Vice President and
                                             Chief Financial Officer




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